Others, Net	9 Months Ended
Sep. 30, 2020
Other Nonoperating Income (Expense) [Abstract]
Others, Net
10. Others, Net

	For the nine months ended September 30,
	2019	2020
	RMB	RMB
Value-added tax exemption due to the COVID-19	—	29,469
Government grants	10,928	25,333
Fair value changes of short-term investments	836	7,119
Foreign exchange gain/(loss)	5,724	(8,182)
Others	(296)	(2,192)

Total	17,192	51,547

Since January 2020, in accordance with the Announcement on Tax Policies to Support Prevention and Control of
COVID-19
issued by Ministry of Finance and SAT, and the Announcement on the Period of Implementation of Tax Policies to Support Epidemic Prevention and Control and to Ensure Supply, due to the
COVID-19,
the VAT from providing daily life services will be exempted starting on January 1, 2020 until December 31, 2020. During the nine months ended September 30, 2020, the Company recognized RMB29,469 in other income arising from the VAT exemption according to the Tax Polices.